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1
                                                   Exhibit 4.1

Number                                             SHARES
                                                   PAR VALUE
                                                   $.01 PER SHARE

                                    [LOGO]

                       Orchestrating Enterprise Security

INCORPORATED UNDER THE LAWS                   CUSIP 293848 10 7
OF THE STATE OF MARYLAND


THIS CERTIFICATE IS                           SEE REVERSE FOR
TRANSFERABLE IN DENVER, CO                    CERTAIN DEFINITIONS


THIS CERTIFIES THAT ____________________________________________ is the owner of
________________________________________________________________________________

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

Entrust Technologies Inc. transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as from time to time amended (copies of which are on file with the Transfer Agent and Registrar), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:_________________


/s/ James D. Kendry      [CORPORATE            /s/ John A. Ryan
   Secretary                SEAL]              PRESIDENT AND CHIEF EXECUTIVE
                                               OFFICER


                                               COUNTERSIGNED AND REGISTERED:
                                               AMERICAN SECURITIES TRANSFER &
                                               TRUST, INC.
                                               P.O. Box 1596,
                                               Denver, Colorado 80201

                                               BY___________________________

                                               TRANSFER AGENT AND REGISTRAR
                                               AUTHORIZED SIGNATURE
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2
                           Entrust Technologies Inc.

     The Corporation has authority to issue stock of more than one class. The Corporation will furnish without charge to each Stockholder who so requests a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

     The Corporation has authority to issue a preferred or special class of stock in series. The Corporation will furnish without charge to each Stockholder who so requests a full statement of the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and the authority of the board of directors to set the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common            UNIF GIFT MIN ACT - _________ Custodian________
TEN ENT -   as tenants by the entireties                        (Cust)             (Minor)
JT TEN  -   as joint tenants with right of             under Uniform Gifts to Minors
            survivorship and not as tenants            Act__________________________
            in common                                            (State)

     Additional abbreviations may also be used though not in the above list.

          For value received, __________________________________, hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________

_______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________   ________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                              OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:____________________________________________________
                              THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.